Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	02/26/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Debtors		Reporting Period: January 1, 2010 to January 31, 2010

Debtor		Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Investment Corp. 09-13942 (KJC)
Cash - Beginning of Reporting Period		81,416,951	$25,196,263	$1,644	$842,656	$534,918	$4,990	$90	$49,990	$4,990
Receipts
Receivable Receipts		2,076,309				-
Investment Income		14,340	184,084			-
C/O Sale Portfolio Recoveries		121,795				-
Interco Shared Services Receipts		40,751				594,011
Other Receipts		38,660				-
Total Receipts		2,291,854	184,084	-	-	594,011	-	-	-	-

Unrealized gain / (loss) on investment		13,185

Intercompany Transfers In / (Out)	A	25,284,453	(25,000,000)	-	-	(276,396)	-	-	-	-

Disbursements
Personnel Costs		654,437				8,778
Advertising Costs		-
Equipment Costs		61,138
Net Occupancy Costs		727,148
Other Costs		332,259	10			80
Business Taxes / Licenses		-				-
Interco Shared Services Payments		166,781				-
Restructure Fees		88,024				-
Total Disbursements		2,029,786	10	-	-	8,858	-	-	-	-

Net Cash Flow		25,546,521	(24,815,926)	-	-	308,757	-	-	-	-

Cash - End of Reporting Period		$106,976,657	$380,337	$1,644	$842,656	$843,675	$4,990	$90	$49,990	$4,990

Notes:

A. Intercompany Transfers In/Out do not net to zero in total due to an account closure near December month-end. The $6,297 check for the balance was not received by December 31, 2009 and was deposited in January 2010.

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Debtors		Reporting Period: January 1, 2010 to January 31, 2010

Debtor		Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	Advantennis Corp. 09-13941 (KJC)	ideablob Corp. 09-14129 (KJC)	BizEquity Corp. 09-14130 (KJC)	Great Expectations Int'l Corp. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Total
Cash - Beginning of Reporting Period		$80,074	$990	$21,138	$90	$61,447	$59,288	$8,025	$815	$3,446	$108,287,803
Receipts
Receivable Receipts		-		-			-				2,076,309
Investment Income		-		-			-				198,424
C/O Sale Portfolio Recoveries		-		-			-				121,795
Interco Shared Services Receipts		-		-			-				634,762
Other Receipts		551		-			-	133			39,344
Total Receipts		551	-	-	-	-	-	133	-	-	3,070,632

Unrealized gain / (loss) on investment											13,185

Intercompany Transfers In / (Out)	A	-	-	-	-	-	6,297	(8,057)	-	-	6,297

Disbursements
Personnel Costs		-		-			-				663,215
Advertising Costs											-
Equipment Costs											61,138
Net Occupancy Costs											727,148
Other Costs				1,713					336		334,398
Business Taxes / Licenses		-		-			-				-
Interco Shared Services Payments		-		-			-				166,781
Restructure Fees		-		-			-				88,024
Total Disbursements		-	-	1,713	-	-	-	-	336	-	2,040,703

Net Cash Flow		551	-	(1,713)	-	-	6,297	(7,925)	(336)	-	1,036,226

Cash - End of Reporting Period		$80,625	$990	$19,425	$90	$61,447	$65,585	$100	$479	$3,446	$109,337,214

Notes:

A. Intercompany Transfers In/Out do not net to zero in total due to an account closure near December month-end. The $6,297 check for the balance was not received by December 31, 2009 and was deposited in January 2010.

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)
Total Disbursements		1,030,666
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$1,030,666

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)
Total Disbursements		948,263
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$948,263

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Credit Card Rec. Corp.	09-14127 (KJC)
Total Disbursements		1,713
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$1,713

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Advanta Business Serv. Holding Corp.	09-13935 (KJC)
Total Disbursements		126
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$126

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
BizEquity Corp.	09-14130 (KJC)
Total Disbursements		59,097
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$59,097

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)	1
Total Disbursements		502
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$502

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)
Total Disbursements		336
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$336

Debtor	Case No.	Jan	Feb	Mar	Quarterly Disb.	Fees
Total
Total Disbursements		2,040,703
Less: Transfers to Debtor in Possession Accounts		-
Plus: Estate Disbursements Made by Outside Sources		-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,040,703

The following Debtors had zero disbursements during the period:
Debtor Name	Debtor Case No.
Advanta Service Corp.	09-13932 (KJC)
Advanta Business Services Corp.	09-13933 (KJC)
Advanta Mortgage Corp. USA	09-13937 (KJC)
Advanta Mortgage Holding Company	09-13938 (KJC)
Advanta Auto Finance Corporation	09-13939 (KJC)
Advantennis Corp.	09-13941 (KJC)
Advanta Investment Corp.	09-13942 (KJC)
Advanta Advertising Inc.	09-13943 (KJC)
Advanta Finance Corp.	09-13944 (KJC)
Advanta Ventures Inc.	09-14125 (KJC)
Great Expectations Franchise Corp.	09-13936 (KJC)
Great Expectations Management Corp.	09-13940 (KJC)

TOTAL FEES	$ -

MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

Debtors Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From January 1, 2010 to January 31, 2010

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of January 31, 2010.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.  There were no bank accounts opened by the Debtors during the current reporting period.  Attached is a list of Debtors’ bank accounts and balances as of January 31, 2010.

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: January 1, 2010 to January 31, 2010

List of Bank Accounts for Debtor Entities
			January 31, 2010
	Debtor Case No.	Bank	Bank Balance
Advanta Corp. Accounts
Master Concentration (#XXX2271)	09-13931 (KJC)	Republic First Bank	$25,376,888.76
Accounts Payable (#XXX2328)	09-13931 (KJC)	Republic First Bank	406,355.69
Investment Notes Online Draft (#XXX1593)	09-13931 (KJC)	Republic First Bank	0.01
Investment Notes Batch Checks (#XXX1607)	09-13931 (KJC)	Republic First Bank	2,658.40
Official Check Funding (#XXX1216)	09-13931 (KJC)	Republic First Bank	2,441,755.10
Care Assistance (#XXX2336)	09-13931 (KJC)	Republic First Bank	138,439.44
ACH Taxes (#XXX2344)	09-13931 (KJC)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	09-13931 (KJC)	Republic First Bank	29,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	09-13931 (KJC)	Wachovia	15,510.12
Wachovia Foreign Exchange Wires (#XXXXXXXXX2709)	09-13931 (KJC)	Wachovia	20,177.63

Total Advanta Corp.			28,430,785.16

Entity Level Accounts
Advanta Shared Services Corp. (#XXX3235)	09-13934 (KJC)	Republic First Bank	843,675.34
Advanta Credit Card Receivables Corp. (#XXX3332)	09-14127 (KJC)	Republic First Bank	19,425.10
Advanta Advertising (#XXX3006)	09-13943 (KJC)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	09-13939 (KJC)	Republic First Bank	80,624.77
Advanta Business Services Corp. (#XXX3030)	09-13933 (KJC)	Republic First Bank	842,655.56
Advanta Business Services Holding Corp. (#XXX3049)	09-13935 (KJC)	Republic First Bank	380,337.17
Advanta Finance Corp. (#XXX3065)	09-13944 (KJC)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	09-13942 (KJC)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	09-13937 (KJC)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	09-13938 (KJC)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	09-13932 (KJC)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	09-14125 (KJC)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	09-13941 (KJC)	Republic First Bank	61,446.51
BizEquity Corp. (#XXX3286)	09-14130 (KJC)	Republic First Bank	100.00
ideablob Corp. (#XXX3251)	09-14129 (KJC)	Republic First Bank	65,584.98
Great Expectations Int'l Inc. (#XXXXXXX3439)	09-13945 (KJC)	PNC	478.69
Great Expectations Franchise Corp. (#XXXXXX3471)	09-13936 (KJC)	PNC	3,445.60

Total Entity Level			2,360,557.45

Ending Bank Cash Balance			$30,791,342.61

Investment Accounts (all Advanta Corp.)
CRA Advisors (#XXXXXXX5289)	09-13931 (KJC)		$1,092,292.09
Dreyfus Fund 761 (#XXXXX4719)	09-13931 (KJC)		77,453,579.28

Total Investment Accounts			$78,545,871.37

Ending Cash & Investments			$109,337,213.98

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: January 1, 2010 to January 31, 2010

Schedule of Section 327 Professional Fees and Expenses Paid

					Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Debtor Case No.	Number	Date	Fees	Expenses	Fees	Expenses
Garden City Group	11/8/09-11/30/09	$51,683.55	Advanta Corp.	09-13931 (KJC)	Wire 700022	1/14/2010	$37,973.78	$13,709.77	$37,973.78	$13,709.77
Garden City Group	12/1/09 - 12/31/09	$36,340.30	Advanta Corp.	09-13931 (KJC)	Wire 700036	1/29/2010	$29,381.89	$6,958.42	$29,381.89	$6,958.42

Note:	Fees for Garden City for period 11/8 - 11/30 were $63,804.28. A retainer in the amount of $25,830.50 was applied to reduce fees paid in the reporting period to $37,973.78

MOR-1b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

INCOME STATEMENTS
FOR THE MONTH ENDED JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)

Net interest income	$14	$0	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after provision for credit losses	14	0	0	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	(38,190)	(1)	0	0	0	(0)	0	0	(1)
Intercompany management fees	20	0	0	1,338	0	0	0	0	0
Other noninterest revenue	4	0	0	0	0	0	0	0	0
Total noninterest revenues (losses)	(38,166)	(1)	0	1,338	0	(0)	0	0	(1)

Operating expenses:
Personnel expense	564	0	0	379	0	0	0	0	0
External processing	(1)	0	0	14	0	0	0	0	0
Advertising expense	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	(74)	0	0	0	0	0
Consultant fees	206	0	0	(29)	0	0	0	0	0
Equipment expense	9	0	0	68	0	0	0	0	0
Telephone expense	3	0	0	20	0	0	0	0	0
Occupancy expense	0	0	0	602	0	0	0	0	0
Intercompany servicing fees	1,154	0	0	0	0	0	0	0	0
Other expenses	177	0	0	211	0	0	0	0	0
Total operating expenses	2,111	0	0	1,192	1	0	0	0	0

Reorg. exp. - Professional fees	1,260	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	2	0	0	7	0	0	0	0	0
Reorganization items	1,262	0	0	7	0	0	0	0	0

Pretax income (loss)	(41,526)	(1)	(1)	139	(1)	(1)	(0)	(0)	(1)

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$(41,526)	$(1)	$(1)	$139	$(1)	$(1)	$(0)	$(0)	$(1)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

MOR-2a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

INCOME STATEMENTS
FOR THE MONTH ENDED JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)

Net interest income	$0	$0	$0	$646	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	1,223	0	0	0	0	0	0

Net interest income after provision for credit losses	0	0	0	(577)	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	0	(0)	0	0	21	0	0	0	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	10	0	0	0	0	0	0
Total noninterest revenues (losses)	1	(0)	0	10	21	0	0	0	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	0	(0)	0	0	0
External processing	0	0	0	0	0	0	0	0	0	0
Advertising expense	0	0	0	0	0	(1)	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	(9)	(0)	0	0	0
Equipment expense	0	0	0	0	0	(14)	0	0	0	0
Telephone expense	0	0	0	0	0	1	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	155	0	0	0	0	0	0
Other expenses	0	0	0	2	0	0	0	0	0	0
Total operating expenses	0	0	0	157	0	(22)	0	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	(1)	0	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	1	1	0	0	0
Reorganization items	0	0	0	0	0	(0)	1	0	0	0

	0	(1)	(0)	(724)	21	22	(1)	(0)	0	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$0	$(1)	$(0)	$(724)	$21	$22	$(1)	$(0)	$0	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

MOR-2a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)

Net interest income	$120	$33	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after provision for credit losses	120	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Equity in earnings of subs	(140,416)	22	0	0	0	(2,383)	0	(0)	0
Intercompany management fees	111	0	0	4,596	0	0	0	0	0
Other noninterest revenue	24	0	23	0	0	0	0	0	0
Total other revenues, net	(140,282)	22	23	4,596	0	(2,383)	0	(0)	0

Total noninterest revenues (losses)	(140,282)	2,072	23	4,596	0	(2,383)	0	(0)	0

Operating expenses:
Personnel expense	(217)	0	0	1,164	0	0	0	0	0
External processing	(1)	0	0	8	0	0	0	0	0
Advertising expense	1	0	0	7	0	0	383	0	0
Postage expense	1	0	0	2	0	0	0	0	0
Professional fees	0	0	0	43	0	0	0	0	0
Consultant fees	308	0	0	(15)	0	0	0	0	0
Equipment expense	18	0	0	329	1	0	0	0	0
Telephone expense	8	0	0	33	0	0	0	0	0
Occupancy expense	0	0	0	1,338	1	0	0	0	0
Intercompany servicing fees	3,666	0	0	0	0	0	0	0	0
Other expenses	511	0	0	572	0	0	2,000	0	0
Total operating expenses	4,294	0	0	3,480	2	0	2,383	0	0

Reorg. exp. - Professional fees (A)	2,911	0	0	200	0	0	0	0	0
Reorg. exp. - Severance	520	0	0	76	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	10	0	0	7	0	0	0	0	0
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
Reorganization items	3,446	0	0	283	0	0	0	0	0

Pretax income (loss)	(147,902)	2,105	22	834	(2)	(2,384)	(2,383)	(0)	(0)

Income tax expense (benefit)	(50,272)	0	0	0	0	0	0	0	0

Net income (loss)	$(97,630)	$2,105	$22	$834	$(2)	$(2,384)	$(2,383)	$(0)	$(0)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

(A)
Reorg. exp. - Professional fees for Advanta Shared Services Corp. include an estimated $108 thousand of audit fees paid on behalf of non-debtor subsidiaries of Advanta Corp., which are reimbursed via intercompany management fees.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)

Net interest income	$0	$0	$0	$1,256	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	1,835	0	0	0	0	0	0

Net interest income after provision for credit losses	0	0	0	(579)	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Equity in earnings of subs	0	(0)	0	0	(185)	0	0	(1)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	24	0	0	0	0	0	0
Total other revenues, net	1	(0)	0	24	(185)	0	0	(1)	0	0

Total noninterest revenues (losses)	1	(0)	0	24	(185)	0	0	(1)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(21)	(79)	0	0	0
External processing	0	0	0	0	0	0	0	1	1	0
Advertising expense	0	0	0	0	0	1	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	13	1	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	1	(0)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	379	0	0	0	0	0	0
Other expenses	0	0	0	2	0	55	7	0	0	0
Total operating expenses	0	0	0	381	0	99	(71)	1	1	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	59	97	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	1	1	0	0	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	60	98	0	0	0

Pretax income (loss)	1	(1)	(0)	(937)	(185)	(158)	(27)	(2)	(1)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$1	$(1)	$(0)	$(937)	$(185)	$(158)	$(27)	$(2)	$(1)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

BALANCE SHEETS
AS OF JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)
ASSETS
Cash:
Intercompany cash	$10	$0	$0	$0	$0	$0	$0	$0	$0
External cash	28,003	380	843	844	2	1	61	5	0
Total cash	28,013	380	843	844	2	1	61	5	0
Intercompany restricted interest-bearing deposits	1,200	0	0	0	0	0	0	0	0
Investments available for sale	80,685	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	520	0	0	18,143	653	0	0	0	0
Accumulated depreciation	(366)	0	0	(11,655)	(639)	0	0	0	0
Premises and equipment, net	154	0	0	6,488	14	0	0	0	0
Other assets:
Investment in subsidiaries	9,558	5,604	0	0	0	(16,262)	0	52	19,873
Intercompany assets	2,028	0	0	0	0	0	0	0	0
Intercompany receivables	187,464	0	15,774	4,446	190	0	(0)	711	0
Tax assets	21,044	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,465	6,868	0	4,830	0	0	0	0	0
Total other assets	269,559	39,088	21,192	10,434	5,261	(16,262)	4,276	1,613	19,873
Total assets	$381,191	$39,468	$22,035	$17,765	$5,277	$(16,261)	$4,338	$1,618	$19,873

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany advance payables	0	0	0	0	0	0	0	0	0
Other liabilities	3,596	0	0	465	0	0	0	0	0
Total liabilities not subject to compromise	3,596	0	0	465	0	0	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	135,709	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0
Intercompany advance payables	54	34,715	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	31,673	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	32,927	0	53	2,254	2	0	0	0	0
Total other liabilities	79,540	47,657	16,431	15,440	28,187	2,006	17,388	40,913	9,288
Total liabilities subject to compromise	307,540	47,657	16,431	15,977	28,187	2,006	20,600	40,913	9,288

Total liabilities	311,136	47,658	16,431	16,442	28,188	2,006	20,600	40,914	9,289

Stockholders' equity	70,055	(8,190)	5,604	1,324	(22,910)	(18,268)	(16,262)	(39,295)	10,584

Total liabilities and equity	$381,191	$39,468	$22,035	$17,765	$5,277	$(16,261)	$4,338	$1,618	$19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

(A)	In January 2010, $2.4 million of Advanta Corp. outstanding checks to retail noteholders were reclassified from cash to debt on the Balance Sheet.

MOR-3a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

BALANCE SHEETS
AS OF JANUARY 31, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Inc. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)
ASSETS
Cash:
Intercompany cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	81	50	5	19	0	25	65	0	3	0
Total cash	81	50	5	19	0	25	65	0	3	0
Intercompany restricted interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	34,303	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	0	0	0	0	0
Accumulated depreciation	0	0	0	0	0	0	0	0	0	0
Premises and equipment, net	0	0	0	0	0	0	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,068	0	0	(18,605)	0	0	3	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	224	0	10	(37)	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	359	0	0	0	0	0	0
Total other assets	436	70,380	51,102	6,127	(18,605)	10	(37)	3	0	0
Total assets	$516	$70,430	$51,107	$40,450	$(18,605)	$35	$28	$4	$3	$0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$25	$0	$0	$0	$0
Intercompany advance payables	0	0	0	604	0	65	0	0	0	0
Other liabilities	0	0	0	0	0	16	81	0	0	0
Total liabilities not subject to compromise	0	0	0	604	0	107	81	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	33,423	0	137	15,099	0	0	0
Subordinated debt payable to preferred securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0	0
Intercompany advance payables	3	46,357	965	10,525	0	2,099	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	56	28	0	0	0
Total other liabilities	1,339	49,733	3,038	10,525	0	2,155	1,088	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	43,948	0	2,292	16,187	0	0	0

Total liabilities	1,339	49,734	3,039	44,551	1	2,399	16,268	0	0	0

Stockholders' equity	(823)	20,696	48,068	(4,101)	(18,605)	(2,364)	(16,241)	4	3	0

Total liabilities and equity	$516	$70,430	$51,107	$40,450	$(18,605)	$35	$28	$4	$3	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible. Advanta Corp.’s investment in subsidiaries and stockholder’s equity balances at January 31, 2010 and its equity in earnings of subs for the periods then ended reflect the impact of its subsidiary, Advanta Bank Corp., adopting Accounting Standard Update 2009-17, Consolidations (Topic 810), effective January 1, 2010, and Advanta Bank Corp. electing to record its securitization trust assets and liabilities at fair value.  Advanta Corp. management has not evaluated the accounting decisions or elections made by Advanta Bank Corp. management in the reporting period and therefore, has not concluded on these decisions or elections for the reporting period.

MOR-3a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp. 09-13931 (KJC)	Advanta Business Services Holding Corp. 09-13935 (KJC)	Advanta Business Services Corp. 09-13933 (KJC)	Advanta Shared Services Corp. 09-13934 (KJC)	Advanta Service Corp. 09-13932 (KJC)	Advanta Advertising Inc. 09-13943 (KJC)	Advantennis Corp. 09-13941 (KJC)	Advanta Investment Corp. 09-13942 (KJC)	Advanta Mortgage Holding Co. 09-13938 (KJC)
ASSETS
Cash:
Intercompany cash	$1,661	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted interest-bearing deposits	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Intercompany assets	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible.

MOR-3b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp. 09-13939 (KJC)	Advanta Mortgage Corp. USA 09-13937 (KJC)	Advanta Finance Corp. 09-13944 (KJC)	Advanta Credit Card Rec. Corp. 09-14127 (KJC)	Advanta Ventures Inc. 09-14125 (KJC)	BizEquity Corp. 09-14130 (KJC)	ideablob Corp. 09-14129 (KJC)	Great Expectations Int'l Corp. 09-13945 (KJC)	Great Expectations Franchise Corp. 09-13936 (KJC)	Great Expectations Mgmt. Corp. 09-13940 (KJC)
ASSETS
Cash:
Intercompany cash	$2	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: January 1, 2010 to January 31, 2010

Declaration Regarding the Status of Post Petition Taxes of the Debtors
January 31, 2010

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated or will promptly remedy1 any late filings or payments that may have occurred due to unintentional oversights.

______________________
1 In February 2010, Advanta Corp. prepared W2C forms reporting additional compensation for certain of its employees.  Tax obligations associated with this income have not yet been paid, but are expected to be paid by 3/31/10.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: January 1, 2010 to January 31, 2010

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors	$-					$-

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system.  This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

MOR-4

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: January 1, 2010 to January 31, 2010

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$44,403,420
+ Amounts billed during the period	686,002
- Amounts collected during the period	(2,191,409)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(1,051,332)
Total Accounts Receivable at ending of the reporting period	$41,846,681

Accounts Receivable Aging
0-30 days old	$36,874,982
31-60 days old	2,291,861
61-90 days old	1,607,279
91 + days old	1,072,559
Total Accounts Receivable	41,846,681
Amounts considered uncollectible (Bad Debt)	(5,963,146)
Accounts Receivable (Net)	$35,883,535

Accounts Receivable above does not include intercompany receivables from non-debtor entities.

Please note that in the previously filed MOR for the period ended November 30, 2009, the Accounts Receivable Reconciliation and Aging report reflected accounts receivables from November 1, 2009 through November 30, 2009, instead of from petition date through November 30, 2009.  The total Accounts Receivable at the end of November 30, 2009, however, did not change.

MOR-5

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: January 1, 2010 to January 31, 2010

Debtor Questionnaire
For the Month Ended January 31, 2010

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation.	N
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation.	Y
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation. (A)	N
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.
N

(A)
In February 2010, the Debtors were informed that Lexington Insurance Company believes that Advanta Corp.'s Banker's Professional Liability policy is no longer in effect because of the chapter 11 filing.  Advanta Corp. is actively disputing those allegations.

MOR-5